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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of earliest event reported: June 30, 2000


                              Intersil Corporation
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               (Exact name of registrant as specified in charter)

         Delaware                                 3674                                59-3586843
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
(State of Incorporation)              (Primary Standard Industrial                 (I.R.S. Employer
                                        Classification Code No.)                  Identification No.)

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                            7585 Irvine Center Drive
                                    Suite 100
                            Irvine, California 92618
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 724-7000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On June 30, 2000, Intersil Corporation, a Delaware corporation and wholly-owned subsidiary of Intersil Holding Corporation (the "Company"), entered into a purchase agreement with ChipPAC, Inc., a California corporation ("ChipPAC"), whereby ChipPAC acquired all of the Company's Kuala Lumpur, Malaysia-based semiconductor assembly and test operations. Under terms of the stock purchase agreement, ChipPAC acquired all of Intersil's Kuala Lumpur manufacturing assets, including a 524,000 square foot semiconductor assembly and test facility, wireless and analog/mixed-signal test capabilities, a product distribution center and the operation's management team. The Company and ChipPAC also entered into a multi-year supply agreement whereby the Kuala Lumpur facility will supply to the Company integrated circuit assembly and test services on a subcontract basis.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         99.1- Press Release issued by the Company on June 30, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            INTERSIL CORPORATION



Date:  July 12, 2000           By:  DANIEL J. HENEGHAN
                                    ----------------------
                                    Daniel J. Heneghan
                                    Vice President, Chief Financial Officer and
                                    Assistant Secretary

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                                  EXHIBIT INDEX

Exhibit No.               Description
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99.1                      Press Release issued by the Company on June 30, 2000.

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